ADVISORSHARES TRUST

ADVISORSHARES MORGAN CREEK GLOBAL TACTICAL ETF

(formerly, AdvisorShares Cambria Global Tactical ETF)

Supplement dated September 19, 2014

to the Prospectus dated July 28, 2014 and the

Statement of Additional Information (“SAI”) dated October 28, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for the AdvisorShares Morgan Creek Global Tactical ETF (the “Fund”) and should be read in conjunction with the Prospectus and SAI.

Prospectus

At a meeting held today, shareholders of the Fund approved the implementation of a manager of managers arrangement that permits the Fund’s investment adviser, subject to prior approval by the Fund’s Board of Trustees, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders. Therefore, the information in the third paragraph on page 15 of the Fund’s prospectus is revised to reflect that shareholders have approved the arrangement.

SAI

Effective immediately, the sub-advisory fee for Morgan Creek Capital Management, LLC, which replaced Cambria Investment Management, L.P. as sub-adviser to the Fund on July 28, 2014, will be at the following annual rates based on the average daily net assets of the Fund:

•         0.5000% of the first $250,000,000;

•         0.4444% of the next $750,000,000;

•         0.3889% of the next $4,000,000,000; and

•         0.3333% on amounts in excess of $5,000,000,000.

In addition, because the Fund may now implement a manager of managers arrangement as described above, the information in the first full paragraph on page 66 of the SAI is revised to reflect that shareholders have approved the arrangement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.